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                                                                   EXHIBIT 10.10

                             VOTING TRUST AGREEMENT


         THIS VOTING TRUST AGREEMENT made in Chicago, Illinois, as of February 9, 2000 by and among, Anthony Perino as Voting Trustee ("Voting Trustee"), Steven J. Peskaitis ("SJP") and Stanley Peskaitis ("SP").

                                   WITNESSETH:

         WHEREAS, SJP is the owner of 2,774,600 shares (the "SJP Contributed Stock") of the common stock (the "Common Stock"), $.001 par value per share, of LEXON Technologies Inc., a Delaware corporation (the "Company");
;
          WHEREAS, SP is the owner of 1,227,100 shares (the "SP Contributed Stock," with the SJP Contributed Stock and the SP Contributed Stock being hereinafter sometimes collectively referred to as the "Contributed Stock") of Common Stock;

         WHEREAS, it is a condition precedent to the obligations of Anthony Perino (the "Buyer') to purchase shares of Common Stock pursuant to the terms of that certain Stock Purchase Agreement, dated as of February 9, 2000 by and among SJP, the Company and the Buyer (the "Purchase Agreement");

         WHEREAS, each of SJP and SP acknowledge and agree that due to their substantial ownership of the Common Stock of the Company they will each directly benefit from the transactions contemplated by the Stock Purchase Agreement and that such benefits constitute consideration for their respective agreements contained herein;

         WHEREAS, SJP and SP hereto have agreed upon the identity of the Voting Trustee, and upon the form of this Agreement; and


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         WHEREAS, the Voting Trustee has consented to act under this Agreement for the purposes herein provided.

         NOW, THEREFORE, in consideration of the foregoing, the agreement by Anthony Perino to serve as Voting Trustee, the agreement of SJP and SP to transfer the Stock to the Voting Trustee, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Copies of this Agreement, and of every agreement supplemental hereto or amendatory hereof, shall be filed in the principal office of the Company in Chicago, Illinois, and shall be open to the inspection of any stockholder of the Company, or any beneficiary of the trust under this Agreement, daily during business hours. All voting trust certificates ("VT Certificates") issued as hereinafter provided shall be issued, received and held subject to all the terms of this Agreement. Every person, firm or corporation entitled to receive VT Certificates, and their transferees and assigns, upon accepting the VT Certificates issued hereunder, shall become parties to and be bound by the provisions of this Agreement with the same effect as if they had executed the Agreement.

         2. Transfer of Stock to Trustee. Concurrent with the execution of this Agreement, each of SJP and SP have deposited with the Voting Trustee certificates representing the SJP Contributed Stock (such certificate or certificates, the "SJP Certificate(s)") and the SP Contributed Stock (such certificate or certificates, the "SP Certificate(s)"), respectively, together with any and all documentation necessary to transfer the Stock into the name of the Voting Trustee.



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         All certificates representing shares of Common Stock so delivered to the Voting Trustee pursuant to this Agreement shall be surrendered by the Voting Trustee to the Company or its transfer agent with instructions to cancel such certificates and to issue new certificates for the full number of shares of Common Stock represented thereby as follows:

                  (a)      with respect to the SJP Certificate(s):

                           (i) one certificate representing the SJP Contributed Stock issued to "Antony Perino, as Voting Trustee under Voting Trust Agreement dated February 9, 2000;" and

                           (ii) one certificate representing such number of shares of Common Stock as is determined by subtracting the SJP Contributed Stock from the total number of shares of Common Stock represented by the SJP Certificate(s).

                  (b)      with respect to the SP Certificate(s):

                           (i)      one certificate representing the SP
                                    Contributed Stock issued to "Anthony Perino, as Voting Trustee under Voting Trust Agreement dated February 9, 2000;" and

                           (ii) one certificate representing such number of shares of Common Stock as is determined by subtracting the SP Contributed Stock from the total number of Common Stock represented by the SP Certificate(s).



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It is understood by and agreed among the parties that all certificates issued upon cancellation of the SJP Certificate(s) and the SP Certificate(s) shall continue to bear any restrictive or other legends which appeared on the SJP Certificate(s) or the SP Certificates, as the case may be.

         3. The VT Certificates. The VT Certificates to be issued and delivered by the Voting Trustee in respect of the Stock as hereinbefore provided shall be in substantially the form of Exhibit A hereto. The Trustee may, from time to time, make such changes in the form of the VT Certificate as he deems necessary or advisable, provided that such changes shall not be inconsistent with this Agreement.

         4. Transfer of Certificates. The VT Certificates shall be transferable on the books of the Voting Trustee by the registered holder thereof, either in person or by attorney thereto duly authorized, upon surrender thereof according to the rules established for that purpose by the Voting Trustee; and the Voting Trustee may treat the registered holder of a VT Certificate as owner thereof for all purposes whatsoever, but the Voting Trustee shall not be required to deliver certificates representing the Stock without the surrender of the VT Certificates issued in respect of such Stock. Every transferee of a VT Certificate or VT Certificates issued hereunder, or of all or any part of the rights under such VT Certificates, or of all or any part of the rights related to the shares of Stock represented by such VT Certificates shall, by the acceptance thereof, become a party to this Agreement and shall be bound by the terms and provisions of this Agreement to the same full extent as if such person were an original party hereto.



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         The VT Certificates to be issued hereunder have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, including Illinois, in reliance on exemptions contained therein. The Stockholders represent that they are acquiring the VT Certificates to be issued to them hereunder for their own account and for investment purposes only, and not with a view to resale or further distribution thereof in whole or in part. The holders of any VT Certificates issued hereunder agree that they will not sell or otherwise transfer any of such VT Certificates or any rights thereunder except in accordance with the provisions of any applicable law, including the Securities Act, any applicable state securities laws, and any rules or regulations thereunder. In order to ensure compliance with such laws, as a condition of making or permitting any transfer or delivery of the VT Certificates hereunder or of any rights thereunder, the Voting Trustee may require the transferee to deliver written representations of the transferee similar to the representations of the Stockholders contained herein and may further require the delivery of a written opinion, addressed to the Voting Trustee, of counsel satisfactory to the Voting Trustee to the effect either that the VT Certificates, or rights thereunder, proposed to be transferred have been duly registered under the Securities Act and any applicable state securities law or that no such registration is required.

         5. Dividends, Distributions and Recapitalizations. The Voting Trustee shall collect and receive all dividends or other distributions that may accrue or be paid upon the Stock or other securities subject to this Agreement and shall, as of the date of distribution of such dividend or other distribution, divide and pay the same among the holders of VT Certificates. Payments of dividends



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or other distributions to the holders of VT Certificates shall be in proportion to the number of shares of Stock respectively represented by their VT Certificates.

                  If any dividend or other distribution in respect of the Stock deposited hereunder is paid in securities of the Company having any voting powers, then the Voting Trustee shall hold, subject to the terms of this Agreement, the certificates representing such securities and shall, as of the date of distribution of such dividend or other distribution, issue additional VT Certificates representing in the aggregate the number of shares and class or series of stock or other securities so received. Issuance of additional VT Certificates to the holders of existing VT Certificates shall be in proportion to the number of Shares of Stock respectively represented by their existing VT Certificates among the holders of VT Certificates registered as such on the transfer books of the Voting Trustee at the close of business on the record date fixed by the Company for the distribution of such dividend or other distribution.

                  Notwithstanding anything herein to the contrary, if and to the extent that the Company shall at any time during the term of this Agreement have issued and outstanding more than one class or series of Stock and shall declare and pay any dividend or other distribution (i) with respect to less than all series or classes of Stock, or (ii) disproportionately among different series or classes of Stock; the Voting Trustee shall make such adjustments to the payments or VT Certificates distributed hereunder as are necessary to appropriately reflect the relative rights of the shares of capital stock or other securities represented by existing VT Certificates.



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         6. Subscription Rights. If any capital stock or other securities of the
Company are offered for subscription to the holders of Stock deposited hereunder, the Voting Trustee, upon receipt of a request from any registered holder of VT Certificates to subscribe on such holder's behalf, accompanied with the sum of money required to pay the subscription price for such capital stock or other securities, shall make such subscription and payment and:

                  (a) if such capital stock or other securities have no voting rights associated therewith, instruct the Company to issue a certificate representing the appropriate amount of such capital stock or other securities in the name of each holder upon whose behalf a subscription was made; or

                  (b) if such capital stock or other securities have any voting rights associated therewith, retain such capital stock or other securities pursuant to the terms of this Agreement and, upon receipt of the certificates representing the same, issue a VT Certificate representing the appropriate amount of such capital stock or other securities to each holder upon whose behalf a subscription was made.

         7. Rights of Voting Trustee. For so long as any Stock shall remain subject to the terms of this Agreement, the Voting Trustee shall have the right to exercise, in person or by proxy, all voting rights and powers in respect of such Stock. The right to vote shall include the right to vote for the election of directors and in favor of or against any resolution or proposed action of any character whatsoever which may be presented at any meeting of, or require the consent of, stock-



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holders of the Company. Without limiting such general right, such action or proceeding may include the sale or mortgaging and pledging of all or any part of the property of the Company, for cash, securities or other property, and the dissolution of the Company, or the consolidation, merger, reorganization or recapitalization of the Company.

                  The Voting Trustee may act as, and receive compensation as, a director or officer of the Company or of any controlled or subsidiary or affiliated corporation, or be otherwise associated therewith; and he, or any firm of which he may be a member, or any corporation or association of which he may be a stockholder, director or officer, or any such firm, corporation or association in which he may be otherwise directly or indirectly interested, may to the extent permitted by law, and without liability in any way or under any circumstances by reason thereof, contract with the Company or with any controlled or subsidiary or affiliated corporation, or be or become pecuniarily interested in any matter or transaction to which the Company or any controlled or subsidiary or affiliated corporation may be a party or in which the Company or any controlled or subsidiary or affiliated corporation may in any way be concerned, as fully as though he were not Voting Trustee hereunder.

                 The Voting Trustee shall not be personally responsible with respect to any action taken pursuant to his vote cast in any matter or act committed, or omitted to be done, under this Agreement, provided such commission or omission does not amount to willful misconduct on his part, and provided also that the Voting Trustee at all times exercises good faith in such matters. The


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Voting Trustee shall not be required to give any bond or security for the discharge of his duties as Voting Trustee hereunder.

         8. Term and Termination. This Agreement shall be effective as of the date hereof and shall continue in full force and effect until February 9, 2001, unless earlier terminated as provided below (the effective date of any such termination being hereinafter the "Termination Date"). Notwithstanding the foregoing, this Agreement may be terminated (a) at the joint election of SJP and SP (such election to be evidenced by a written instrument delivered to the Voting Trustee stating the effective date of such termination and signed by both of SJP and SP) at any time after September 1, 2000 if and only if that certain Common Stock Purchase Warrant (the "Warrant), dated February 9, 2000, entitling the holder thereof to purchase up to 2,600,000 share of Common Stock shall not have been fully exercised prior to the Termination Date (as defined in the Warrant), or (b) at any time at the election of the Voting Trustee by delivery of a notice of termination (specifying the effective date of such termination) to the registered holders of VT Certificates at their respective addresses as appearing on the transfer books of the Voting Trustee.

         9. Termination Procedure. From and after the Termination Date, the VT Certificates shall cease to have any effect, and the holders of the VT Certificates shall have no further rights under this Agreement other than to receive certificates representing shares of stock or other property distributable under the terms hereof and upon the surrender of such Certificates.

         At any time after the Termination Date, the registered holders of VT Certificates may deliver the same to the Voting Trustee together with instructions from the registered holder to cancel such



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VT Certificates and to deliver or cause to be delivered to such registered holder a certificate representing the shares of Stock, or if other property is then being held pursuant to the terms of this Agreement, such other property, distributable in respect of such VT Certificate under the terms hereof.

         Within fifteen (15) days of receipt of a VT Certificate together with the instructions specified above, the Voting Trustee shall distribute, or take such action as is necessary to cease the distribution of, the Stock or other property represented by such VT Certificate.

         At any time subsequent to thirty (30) days after the Termination Date, the Voting Trustee may deposit with the Company certificates representing the number of shares of Stock together with any other property represented by the VT Certificates not then surrendered to the Voting Trustee; and upon such deposit, all further liability of the Voting Trustee under this Agreement, including, but not limited to, for the delivery of certificates representing shares of Stock or other property and for the delivery or payment of dividends or the exercise of subscription rights, shall cease, and the Voting Trustee shall not be required to take any further action hereunder.

         10. Trustee. If for any reason at any time Anthony Perino shall be unable or unwilling to serve as Voting Trustee and he shall not have appointed a Successor Voting Trustee, then this Agreement shall terminate in accordance with the provisions of Paragraph 9 hereof.

         11. Notice. Unless otherwise specifically provided in this Agreement, any notice or communication required hereunder shall be deemed to be given or made sufficiently if enclosed in



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postpaid envelopes, first class mail, addressed to the person or company entitled to receive such notice as follows:

                  (a) to holders of VT Certificates at the addresses shown on the transfer books of the Voting Trustee;

                  (b) to the Company at its principal place of business, or to such other address as the Company may designate by notice to the Voting Trustee; and

                  (c) to the Voting Trustee at such address as may from time to time be furnished to the Company by him, and if no such address has been furnished by the Voting Trustee, then to him in care of the Company.

Every notice so given shall be effective, whether or not received, and the date five (5) days after the date of mailing.

         All distributions of cash, securities or other property hereunder by the Voting Trustee to the holders of VT Certificates may be made in the same manner as hereinabove provided for the giving of notice to the holders of VT Certificates.

         12. Miscellaneous. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. No amendment or modification of, or supplement to, nor the waiver of any provision hereof, shall be valid unless the same shall be in writing and signed by the party against whom such amendment, modification, supplement or waiver is sought to be enforced. No failure or delay on the part of any party hereto to exercise any power, right or privilege hereunder shall be deemed a waiver of such power, right or privilege nor shall any effective waiver



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of any power, right or privilege at any given time be deemed to constitute a waiver of such power, right or privilege at any future time.

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         This Agreement shall be governed by, and construed in accordance with, the provisions of the Delaware General Corporation Law applicable to voting trust agreements and domestic corporations.

         If any provision of this Agreement shall be determined to be invalid for any reason, the remaining provisions shall be severable and enforceable in accordance with their terms.

         IN WITNESS WHEREOF, the parties hereto have executed this Voting Trust Agreement on the day and year first above written.

                                               /s/   Anthony Perino
                                               ---------------------------------
                                               ANTHONY PERINO, AS VOTING TRUSTEE


                                               /s/   Steven J. Peskaitis
                                              ----------------------------------
                                              STEVEN J. PESKAITIS


                                              /s/   Stanley Peskaitis
                                              ----------------------------------
                                              STANLEY PESKAITIS, STOCKHOLDER



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                                          EXHIBIT A
                                          ---------

                  No. ___________                              __________ Shares

                                    LEXON TECHNOLOGIES INC.
                                    a Delaware Corporation
                           VOTING TRUST CERTIFICATE FOR CAPITAL STOCK

                  ANTHONY PERINO, Voting Trustee of certain shares of the common stock, $.001 par value per share (the "Common Stock"), of LEXON TECHNOLOGIES INC., a Delaware corporation (the "Company"), under a Voting Trust Agreement dated February 9, 2000 (the "Agreement"), having received certain shares of Common Stock (the "Stock") pursuant to the Agreement, which Agreement the holder hereof by accepting this voting trust certificate (the "VT Certificate") ratifies and adopts, hereby
                  certifies that                               will be entitled
                  to receive a certificate representing      fully paid and non-
                  assessable shares of Common Stock on the expiration (or earlier termination) of the Agreement, and in the meantime shall be entitled to receive all dividends or other distributions that may accrue or be paid upon the Stock, except that any such dividends or other distributions that are evidenced by instruments carrying the right to vote shall be retained in the Voting Trust by the Voting Trustee and VT Certificates therefor issued by them.

                           Until the Voting Trustee shall have delivered the
                  Stock held under the Agreement to the holder of this VT Certificate, or to the Company, as specified in the Agreement, the Trustee shall possess and shall be entitled to exercise, in his full and complete discretion as he deems appropriate, all voting rights and powers of an absolute owner of such Stock, including the right to vote thereon for every purpose, and to execute consents in respect thereof for every purpose, it being expressly stipulated that no voting right passes to the holder hereof or his assigns under this VT Certificate or any agreement, expressed or implied.

                           No certificate representing the Stock shall be due or
                  deliverable hereunder until the expiration or earlier termination of the Agreement

                           This VT Certificate has not been registered under the
                  Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, including



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                  Illinois, in reliance on exemptions contained therein. The holder hereof represents that he is acquiring this VT Certificate for his own account and for investment purposes only, and not with a view to resale or further distribution hereof in whole or in part. The holder hereof agrees that he will not sell or otherwise transfer this VT Certificate or any rights hereunder except in accordance with the terms of the Agreement, and in accordance with the provisions of any applicable law, including the Securities Act, any applicable state securities laws, and any rules or regulations thereunder. In order to ensure compliance with such laws, as a condition of making or permitting any transfer or delivery of this VT Certificate or of any rights here under, the Voting Trustee may require the transferee to deliver written representations of the transferee, similar to the representations of the holder contained herein, and may further require the delivery of a written opinion, addressed to the Voting Trustee, of counsel satisfactory to the Voting Trustee to the effect either that this VT Certificate or rights hereunder proposed to be transferred have been duly registered under the Securities Act and any applicable state securities law or that no such registration is required.

                           This VT Certificate is transferable only on the books
                  of the undersigned Voting Trustee by the registered holder in person or by his duly authorized attorney, and the holder hereof, by accepting this VT Certificate, manifests his consent that the undersigned Voting Trustee may treat the registered holder hereof as the true owner of this VT Certificate for all purposes, except for the delivery of certificates representing the Stock, which delivery shall not be made without the surrender hereof.

                  This VT Certificate is not valid unless duly signed by the Voting Trustee.

                           IN WITNESS WHEREOF, the Voting Trustee has executed
                  this VT Certificate this __ day of ________________ 2000.


                                            ------------------------------------
                                            ANTHONY PERINO, Voting Trustee





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